EXHIBIT 4.3

Number
                                                                Shares


KEYSPAN                       KEYSPAN CORPORATION
                                                                     SEE REVERSE
COMMON STOCK   Incorporated Under The Laws Of the State of New York  FOR CERTAIN
                                                                     DEFINITIONS


                                                                        Cusip

THIS CERTIFIES THAT



IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE,
OF

KeySpan Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation and any amendments thereto, to all of which the holder of this certificate by acceptance hereof assets. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated


Senior Vice President and Chief Financial Officer            Chairman and
                                                        Chief Executive Officer

COUNTERSIGNED AND REGISTERED:

                        Transfer Agent and Registrar

By



                          Authorized Signature

         The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each authorized class of series hereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -   as tenants in common        UNIF GIFT MIN ACT _____Custodian ______
                                                           (Cust)        (Minor)
TEN ENT  -   as tenants by the entireties

JT TEN   -   as joint tenants with right of
             survivorship and not as tenants       under Uniform Gifts to Minors
             in common                             Act------------------
                                                           (State)




          Additional abbreviations may also be used though not in the above list

For value received,  __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------
   (Please print or typewrite name and address, including zip code, of assignee)
================================================================================

________________________________________________________________________________
shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________________________________Attorney
to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

Dated _______________________
                                           -------------------------------------
               NOTICE: The signature to this assignment  mustcorrespond with the name as written upon the face of the certificate in every particular withoutalteration or enlargement or any change whatever.

Signature(s) Guaranteed

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.


THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN THE RIGHTS AGREEMENT, DATED MARCH 30, 1999, BY AND BETWEEN THE CORPORATION AND THE RIGHTS AGENT THEREUNDER (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICES OF THE COMPANY. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE CORPORATION WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT, AS IN EFFECT ON THE DATE OF MAILING, WITHOUT CHARGE, PROMPTLY AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS WAS OR BECOMES AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATED THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER OF SUCH RIGHTS, SHALL BECOME NULL AND VOID.